UNITED STATES BANKRUPTCY COURT
                               DISTRICT OF NEVADA

In re: Garden West Distributors Inc.          Case No.               00-10536lbr

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                            (General Business Case)

                           SUMMARY OF FINANCIAL STATUS

       MONTH ENDED:         Feb-00         PETITION DATE:              01/25/00

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
       Dollars reported in $1

2.     Asset and Liability Structure                           End of Current Month   End of Prior Month      As of Petition Filing
                                                               --------------------   ------------------      ---------------------
       a.  Current Assets                                              $2,349,463                     $0
       b.  Total Assets                                                $4,501,392                     $0                 $5,205,568
       c.  Current Liabilities                                            $60,160                     $0
       d.  Total Liabilities                                           $2,836,234                     $0                 $3,240,643

3.     Statement of Cash Receipts & Disbursements for Month      Current Month           Prior Month                  Cumulative
                                                                                                                    (Case to Date)
       a.  Total Receipts                                                $801,765                     $0                   $801,765
       b.  Total Disbursements                                           $801,765                     $0                   $801,765
       c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)          $0                     $0                         $0
       d.  Cash Balance Beginning of Month                                $27,994                     $0                    $27,994
       e.  Cash Balance End of Month (c + d)                              $27,994                     $0                    $27,994

                                                                  Current Month          Prior Month                  Cumulative
                                                                                                                    (Case to Date)
4.     Profit/(Loss) from the Statement of Operations                    ($97,334)                    $0                   ($97,334)
5.     Account Receivables (Pre and Post Petition)                     $1,548,872                     $0
6.     Post-Petition Liabilities                                          $60,160                     $0
7.     Past Due Post-Petition Account Payables (over 30 days)                  $0                     $0

At the end of this reporting month:                                                        Yes          No
                                                                                           ---          --

8.   Have any payments been made on  pre-petition  debt,  other than payments in            X (See Exhibit A-3)
     the normal course to secured creditors or lessors?  (if yes, attach listing including date of payment, amount of payment and name of payee)
9.   Have any  payments  been made to  professionals?  (if yes,  attach  listing                         X
     including date of payment,  amount of payment and name of payee)
10.  If the  answer is yes to 8 or 9,  were all such  payments  approved  by the            X
     court?
11.  Have any payments been made to officers, insiders, shareholders, relatives?                         X
     (if yes,  attach listing  including date of payment,  amount and reason for payment,  and name of payee)
12.  Is the  estate  insured  for  replacement  cost of assets  and for  general            X
     liability?
13.  Are a plan and disclosure statement on file?                                                        X
14.  Was there any post-petition borrowing during this reporting period?                                 X

15. Check if paid: Post-petition taxes X ; U.S. Trustee Quarterly fees ;Check if filing is current for: Post-petition tax reporting and tax returns: .

     (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: March 29, 2000


Bradley Sharp, DSI for William A. Brandt Jr., Responsible Person

                             STATEMENT OF OPERATIONS
                             (General Business Case)
                          For the Month Ended 02/29/00

                  Current Month
                                                                                                    Cumulative       Next Month
     Actual           Forecast         Variance                                                     (Case to Date)    Forecast
     ------           --------         --------                                                     --------------    --------

                                                       Revenues:
       $539,650                          $539,650    1   Gross Sales                                      $539,650        $200,000
         $5,017                           ($5,017)   2   less: Sales Returns & Allowances                   $5,017          $2,000
       $534,633               $0         $534,633    3   Net Sales                                        $534,633        $198,000
       $484,493                         ($484,493)   4   less: Cost of Goods Sold (Schedule B)            $484,493        $152,460
        $50,140               $0          $50,140    5   Gross Profit                                      $50,140         $45,540
                                               $0    6   Interest                                               $0              $0
         $2,426                            $2,426    7   Other Income:                                      $2,426          $1,000
                                               $0    8                                                          $0              $0
                                               $0    9                                                          $0              $0
        $52,566               $0          $52,566   10       Total Revenues                                $52,566         $46,540
                                                       Expenses:
                                               $0   11 Compensation to Owner(s)/Officer(s)
        $83,082                          ($83,082)  12 Salaries                                            $83,082         $75,000
                                               $0   13 Commissions
                                               $0   14 Contract Labor
                                                       Rent/Lease:
                                               $0   15    Personal Property
                                               $0   16    Real Property
                                               $0   17 Insurance
                                               $0   18 Management Fees
        $11,985                          ($11,985)  19 Depreciation                                        $11,985         $11,385
                                                       Taxes:
         $7,522                           ($7,522)  20   Employer Payroll Taxes                             $7,522          $6,750
                                               $0   21   Real Property Taxes
                                               $0   22   Other Taxes
                                               $0   23 Other Selling
                                               $0   24 Other Administrative
                                               $0   25 Interest
        $35,403                          ($35,403)  26 Other Expenses:   Amortization                      $35,403         $35,000
         $6,496                           ($6,496)  27 Employee Benefits                                    $6,496          $6,000
         $5,412                           ($5,412)  28 Misc                                                 $5,412          $5,000
                                               $0   29
                                               $0   30
                                               $0   31
                                               $0   32
                                               $0   33
                                               $0   34

       $149,900               $0        ($149,900)  35       Total Expenses                               $149,900        $139,135

       ($97,334)              $0         ($97,334)  36 Subtotal                                           ($97,334)       ($92,595)

                                                       Reorganization Items:
                                               $0   37   Professional Fees
                                               $0   38   Provisions for Rejected Executory Contracts
                                               $0   39   Interest Earned on Accumulated Cash from
                                                         Resulting Chp 11 Case
                                               $0   40   Gain or (Loss) from Sale of Equipment
                                               $0   41   U.S. Trustee Quarterly Fees
                                               $0   42

             $0               $0               $0   43       Total Reorganization Items                         $0              $0

       ($97,334)              $0         ($97,334)  44  Net Profit (Loss) Before Federal & State Taxes    ($97,334)       ($92,595)
                                               $0   45   Federal & State Income Taxes

       ($97,334)              $0         ($97,334)  46 Net Profit (Loss)                                  ($97,334)       ($92,595)
    ===========               ==       ==========                                                        =========        ========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):



                                  BALANCE SHEET
                             (General Business Case)
                          For the Month Ended 02/29/00


               Assets
                                                                                     From Schedules     Market Value
                                                                                     --------------     ------------
               Current Assets

      1             Cash and cash equivalents - unrestricted                                                  $26,994
      2             Cash and cash equivalents - restricted                                                     $1,000
      3             Accounts receivable (net)                                               A              $1,548,872
      4             Inventory                                                               B                $772,597
      5             Prepaid expenses                                                                               $0
      6             Professional retainers                                                                         $0
      7             Other:                                                                                         $0
      8

      9                     Total Current Assets                                                           $2,349,463

               Property and Equipment (Net Book Value)

     10             Real property                                                           C              $1,913,213
     11             Machinery and equipment                                                 D                 $62,426
     12             Furniture and fixtures                                                  D                $151,644
     13             Office equipment                                                        D                      $0
     14             Leasehold improvements                                                  D                      $0
     15             Vehicles                                                                D                 $24,646
     16             Other:                                                                  D                      $0
     17                                                                                     D
     18                                                                                     D
     19                                                                                     D
     20                                                                                     D

     21                     Total Property and Equipment                                                   $2,151,929


               Other Assets

     22             Loans to shareholders                                                                          $0
     23             Loans to affiliates                                                                            $0
     24             Goodwill/Intangibles (Net of Amortization, $4,465,412)                                    Unknown
     25
     26
     27

     28                     Total Other Assets                                                                     $0

     29                     Total Assets                                                                   $4,501,392
                                                                                                         ============
          NOTE:
                    Indicate  the method  used to estimate  the market  value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.




                             Liabilities and Equity
                             (General Business Case)

          Liabilities From Schedules
               Post-Petition
                    Current Liabilities
     30                     Salaries and wages                                                                     $0
     31                     Payroll taxes                                                                          $0
     32                     Real and personal property taxes                                                       $0
     33                     Income taxes                                                                           $0
     34                     Sales taxes                                                                       $12,084
     35                     Notes payable (short-term)                                                             $0
     36                     Accounts payable (trade)                                        A                 $48,076
     37                     Real property lease arrearage                                                          $0
     38                     Personal property lease arrearage                                                      $0
     39                     Accrued professional fees                                                              $0
     40                     Current portion of long-term post-petition debt(due within 12 months)                  $0
     41                     Other                                                                                  $0
     42
     43

     44                     Total Current Liabilities                                                         $60,160

     45             Long-Term Post-Petition Debt, Net of Current Portion                                           $0

     46                     Total Post-Petition Liabilities                                                   $60,160

        Pre-Petition Liabilities (allowed amount)

     47                     Secured claims                                                  F                $835,563
     48                     Priority unsecured claims                                       F                 $29,228
     49                     General unsecured claims                                        F              $1,246,685
     50                     Intercompany Payable                                                             $664,598

     50                     Total Pre-Petition Liabilities                                                 $2,776,074

     51                     Total Liabilities                                                              $2,836,234

        Equity (Deficit)

     52             Retained Earnings/(Deficit) at time of filing                                            ($60,783)
     53             Capital Stock                                                                                  $0
     54             Additional paid-in capital                                                             $6,930,775
     55             Cumulative profit/(loss) since filing of case                                            ($97,334)
     56             Post-petition contributions/(distributions) or (draws)                                         $0
     57
     58             Market value adjustment                                                               ($5,107,500)

     59                     Total Equity (Deficit)                                                         $1,665,158

     60   Total Liabilities and Equity (Deficit)                                                           $4,501,392
                                                                                                         ============


                         SCHEDULES TO THE BALANCE SHEET
                            (General Business Case)

                                   Schedule A
                      Accounts Receivable and (Net) Payable


Receivables and Payables Agings                                   Accounts Receivable      Accounts Payable         Past Due
                                                                [Pre and Post Petition]    [Post Petition]     Post Petition Debt
                                                                -----------------------    ---------------     ------------------
     0 -30 Days                                                                $642,777             $48,076
     31-60 Days                                                                $128,298                  $0
     61-90 Days                                                                $812,993                  $0                 $0
     91+ Days                                                                    $4,804                  $0
     Total accounts receivable/payable                                       $1,588,872             $48,076
                                                                                                 ==========
     Allowance for doubtful accounts                                            $40,000

     Accounts receivable (net)                                               $1,548,872
                                                                            ===========


                                   Schedule B
                          Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)                        Cost of Goods Sold
----------------------------------                        ------------------
                                        Inventory(ies)    Inventory Beginning of Month                             $1,163,680
                                        Balance at
                                        End of Month
                                                          Add -
     Retail/Restaurants -                                   Net purchase                                             $123,409
       Product for resale                         $0        Direct labor                                                   $0
                                                            Manufacturing overhead                                         $0
     Distribution -                                         Freight in                                                     $0
       Products for resale                  $772,597        Other:                                                         $0

     Manufacturer -
       Raw Materials                              $0
       Work-in-progress                           $0      Less -
       Finished goods                             $0        Inventory End of Month                                   $772,597
                                                            Shrinkage                                                      $0
     Other - Explain                              $0        Personal Use                                                   $0

                                                          Cost of Goods Sold                                         $514,492
                                                                                                                  ===========
         TOTAL                              $772,597
                                         ===========

Method of Inventory Control                                         Inventory Valuation Methods
Do you have a functioning perpetual inventory system?               Indicate by a checkmark method of inventory used.
                Yes   x       No

How often do you take a complete physical inventory?                Valuation methods -
                                                                             FIFO cost
       Weekly                                                                LIFO cost
       Monthly                                                               Lower of cost or market
       Quarterly                                                             Retail method
       Semi-annually                                                       Other                                    x
       Annually           x                                                     Explain
Date of last physical inventory was      1/4/00 0:00                Average Cost

Date of next physical inventory is      12/1/00 0:00

                           Schedule C
                         Real Property


Description                                              Cost                Market Value
                                                         ----                ------------
       2529 W. Jefferson, Phoenix, AZ              $1,913,213
          Land and Buildings
       (Net of Depreciation)

       Total                                       $1,913,213                           $0
                                                   ==========                           ==



                           Schedule D
                    Other Depreciable Assets

Description                                              Cost                Market Value
-----------                                              ----                ------------

Machinery & Equipment -
       See Schedule                                   $62,426
       (Net of Depreciation)

       Total                                          $62,426                           $0
                                                      =======                           ==
Furniture & Fixtures -
       See Schedule                                  $151,644
       (Net of Deprciation)

       Total                                         $151,644                           $0
                                                      =======                           ==

Office Equipment -
       See Furniture & Fixtures

       Total                                               $0                           $0
                                                           ==                           ==

Leasehold Improvements -

       Total                                               $0                           $0
                                                           ==                           ==

Vehicles -
       See Schedule                                   $24,646
       (Net of Depreciation)

       Total                                          $24,646                           $0
                                                      =======                           ==



                                              Schedule E
                                     Aging of Post-Petition Taxes
                              (As of End of the Current Reporting Period)

Taxes Payable                         0-30 Days     31-60 Days    61-90 Days   91+ Days        Total
                                      ---------     ----------    ----------   --------        -----
Federal
      Income Tax Withholding                                                                         $0
      FICA - Employee                                                                                $0
      FICA - Employer                                                                                $0
      Unemployment (FUTA)                                                                            $0
      Income                                                                                         $0
      Other (Attach List)                                                                            $0
Total Federal Taxes                            $0            $0            $0          $0            $0
State and Local
      Income Tax Withholding                                                                         $0
      Unemployment (UT)                                                                              $0
      Disability Insurance (DI)                                                                      $0
      Empl. Training Tax (ETT)                                                                       $0
      Sales                               $12,084                                               $12,084
      Excise                                                                                         $0
      Real property                                                                                  $0
      Personal property                                                                              $0
      Income                                                                                         $0
      Other (Attach List)                                                                            $0
Total State & Local Taxes                 $12,084            $0            $0          $0       $12,084
Total Taxes                               $12,084            $0            $0          $0       $12,084
                                          =======            ==            ==          ==       =======



                                             Schedule F
                                      Pre-Petition Liabilities

List Total Claims For Each Classification -                        Claimed       Allowed
-------------------------------------------                         Amount      Amount (b)
                                                                    ------      ----------

      Secured claims (a)                                            $835,563      $835,563
      Priority  claims other than taxes
      Priority tax claims                                            $29,228       $29,228
      General unsecured claims                                    $1,246,685    $1,246,685

(a)  List total amount of claims even if under secured.
(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.




                                   Schedule G
                           Rental Income Information
                    Not applicable to General Business Cases

                                   Schedule H
                  Recapitulation of Funds Held at End of Month

                                     Account 1             Account 2
                                     ---------             ---------
Bank                                 B of A--SF            B of A--SF
Account Type                         Unrestricted          Restricted
Account No.                          1581219664            1581819765
Account Purpose                      General               Tax
Balance, End of Month                        $26,994               $1,000
Total Funds on Hand for all Accounts         $27,994

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.



                  Statement of Cash Receipts and Disbursements
                Increase/(Decrease) in Cash and Cash Equivalents
                          For the Month Ended 02/29/00

                                                                                   Actual                       Cumulative
                                                                                Current Month                 (Case to Date)
                                                                                -------------                 --------------
      Cash Receipts
1           Rent/Leases Collected                                                              $0                            $0
2           Cash Received from Sales                                                     $801,765                      $801,765
3           Interest Received                                                                  $0                            $0
4           Borrowings                                                                         $0                            $0
5           Funds from Shareholders, Partners, or Other Insiders                               $0                            $0
6           Capital Contributions                                                              $0                            $0
7
8
9
10
11                                                                                                                           $0

12               Total Cash Receipts                                                     $801,765                      $801,765

       Cash Disbursements
13          Payments for Inventory                                                        $46,323                       $46,323
14          Selling                                                                            $0                            $0
15          Administrative                                                                     $0                            $0
16          Capital Expenditures                                                               $0                            $0
17          Principal Payments on Debt                                                         $0                            $0
18          Interest Paid                                                                      $0                            $0
            Rent/Lease:
19               Personal Property                                                             $0                            $0
20               Real Property                                                                 $0                            $0
            Amount Paid to Owners(s)/Officer(s)
21               Salaries                                                                      $0                            $0
22               Draws                                                                         $0                            $0
23               Commissions/Royalties                                                         $0                            $0
24               Expense Reimbursements                                                        $0                            $0
25               Other                                                                         $0                            $0
26          Salaries/Commissions (less employee withholding)                              $83,082                       $83,082
27          Management Fees                                                                    $0                            $0
            Taxes:
28               Employee Withholding                                                          $0                            $0
29               Employer Payroll Taxes                                                    $7,522                        $7,522
30               Real Property Taxes                                                           $0                            $0
31               Other Taxes                                                                   $0                            $0
32          Other Cash Outflows:
33               ABT Intercompany                                                        $664,838                      $664,838
34
35
36
37
38               Total Cash Disbursements:                                               $801,765                      $801,765
39   Net Increase (Decrease) in Cash                                                           $0                            $0


40   Cash Balance, Beginning of Period                                                    $27,994                       $27,994

41   Cash Balance, End of Period                                                          $27,994                       $27,994
                                                                                         ========                      ========